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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 8, 1996



                               W. R. GRACE & CO.
            (Exact name of registrant as specified in its charter)



                     New York          1-3720            13-3461988
                (State or other    (Commission File     (IRS Employer
                 jurisdiction of        Number)      Identification No.)
                incorporation)



             One Town Center Road, Boca Raton, Florida 33486-1010
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 407/362-2000






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Item 5. Other Events.

     On April 8, 1996, W. R. Grace & Co. ("Company") announced that it had entered into a definitive agreement to sell the transgenic plant business of its Agracetus subsidiary to the Monsanto Company for $150 million.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

     The press release issued by the Company on April 8, 1996 regarding the matter described in Item 5 above is being filed as an exhibit to this Report.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


                                                         W. R. GRACE & CO.
                                                        ------------------
                                                            (Registrant)



                                                       By s/Robert B. Lamm
                                                       --------------------
                                                           Robert B. Lamm
                                                  Vice President and Secretary


Dated: April 15, 1996


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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index


Exhibit No.  Description
- -----------  -----------

99.1         Press Release issued by the Company on April 8, 1996

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